THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                       Supplement to Prospectus Dated
                           December 30, 1998
                   Relating to Institutional Class Shares



Effective October 31, 1999, Institutional Class shares of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, and Lutheran Brotherhood Money Market Fund, each a "Fund" or a series of The Lutheran Brotherhood Family of Funds, are subject to a shareholder servicing fee equal to an annual rate of 0.15% of the average daily net assets of the Institutional Class shares of the Fund. Also effective on October 31, 1999, other expenses have been reduced for Institutional Class shares of each Fund. The net effect of these changes is that the "Other Expenses" line of "Annual Fund Operating Expenses" will either decrease or remain the same for each Fund except Lutheran Brotherhood Municipal Bond Fund. The "Annual Fund Operating Expenses" for Lutheran Brotherhood Municipal Bond Fund likely will increase by approximately 0.08%.

October 20, 1999






             PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS